Exhibit 10.23

MOSYS, INC.

FIRST AMENDMENT TO

EXECUTIVE CHANGE-IN-CONTROL AND SEVERANCE POLICY

This First Amendment (this “Amendment”) to the Executive Change-in-Control and Severance Policy (the “Policy”) of MoSys, Inc., a Delaware corporation (the “Company”), is entered into on April 28, 2021 but made effective as of April 27, 2019 (the “Effective Date”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Policy.

WHEREAS, the Company adopted the Policy effective as of April 27, 2016 (the “Adoption Date”);

WHEREAS, from the Adoption Date through the date hereof, the Company has continuously maintained and administered the Policy for the benefit of Executives, notwithstanding the expiration of the Policy in accordance with its terms on April 27, 2019;

WHEREAS, the Board of Directors of the Company (the “Board”) has the authority to amend the Policy pursuant to and in accordance with Section 9 of the Policy; and

WHEREAS, the Board desires to retroactively amend the Policy as set forth herein.

NOW, THEREFORE, the Policy is hereby amended as follows, effective as of the Effective Date:

1.	Amendment to the Policy. Section 9 of the Policy is hereby amended and restated in its entirety to read as follows:

“9. DURATION; AMENDMENT OR TERMINATION

9.1. Duration. This Policy will be effective from the Effective Date and will continue in effect until it is terminated as provided in Section 9.2.

9.2. Amendments; Termination. The Board will have the right to amend or terminate this Policy at any time in its sole discretion; provided, however that any amendment or termination reasonably determined to have an adverse effect on any then-eligible Executives or within twenty-four (24) months after a Change-in-Control will not be effective without the express written consent of such adversely affected Executives.”

2	This Amendment is hereby incorporated into and made a part of the Policy as of the Effective Date.
3	Except as expressly amended by this Amendment, all terms and conditions of the Policy shall remain in full force and effect.

[Signature Page Follows]

13065317.3

The undersigned hereby certifies that the foregoing Amendment to the Policy was duly adopted by the Board on April 28, 2021.

/s/ Daniel Lewis

Daniel Lewis, Chief Executive Officer